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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 Amendment No. 1

Filed by the Registrant  /X/
Filed by a party other than the Registrant  / /

Check the appropriate box:
/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                          EXTENDED SYSTEMS INCORPORATED
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     / / Fee paid previously with preliminary materials.
     / / Check box if part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

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                                EXPLANATORY NOTE

This Amendment No. 1 on Schedule 14A includes the form of proxy, which was omitted from the Definitive Proxy Statement filed on September 17, 2001. There are no other revisions or amendments to the Definitive Proxy Statement previously filed by the Registrant. In addition, certain of the stockholders of the Registrant received a form of proxy that lists the proposals for approval at the Annual Meeting of Stockholders to be held on October 24, 2001, in an order that does not agree with the Definitive Proxy Statement. As a result, the Registrant is sending to these stockholders the correct form of proxy, which is filed herewith, and an explanatory letter, which is also filed herewith.







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September 27, 2001



Dear Extended Systems Stockholder:

You should have received, or shortly will receive, a packet containing the following information for our 2001 Annual Meeting of Stockholders:

o    Our Proxy Statement;
o    a proxy card for voting at the meeting;
o    Our annual report; and
o    and our Annual Report on Form 10-K.

The proxy card in the packet you received lists the proposals in an order that does not agree with the proxy statement.

Enclosed is a BLUE proxy card with the proposals in the correct order. If you are voting by proxy, please use the BLUE proxy card and return it in the envelope provided.

DO NOT USE THE WHITE PROXY CARD.
--------------------------------

If you have already filled in the white proxy card and mailed it to us, please vote again by using the BLUE proxy card and mail it in the envelope provided.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. We apologize for any inconvenience this may have caused you. If you have any questions regarding this corrected proxy card, please call Amy Bailey at Extended Systems at 208-322-7575.

                                                 Very truly yours,


                                                 Extended Systems Incorporated
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                                      PROXY

                          EXTENDED SYSTEMS INCORPORATED

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 24, 2001


The undersigned, having received notice of the meeting and the proxy statement, and revoking all prior proxies, hereby appoint(s) Steven D. Simpson and Karla K. Rosa, and each of them, attorney or attorneys of the undersigned (with full power of substitution) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of Extended Systems Incorporated, to be held at the Boise Centre on the Grove, 850 West Front Street, Boise, Idaho on October 24, 2001 at 10:00 a.m. and any adjourned or postponed sessions thereof, and to vote and act upon the following matters in respect of all shares of Extended Systems Incorporated stock that the undersigned will be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

Attendance of the undersigned at the meeting or at any adjourned or postponed sessions thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at the meeting the intention of the undersigned to vote said shares in person. If the undersigned is not the registered direct holder of his or her shares, the undersigned must obtain appropriate documentation from the registered holder in order to be able to vote the shares in person. If the undersigned hold(s) any of the shares in fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES SHALL VOTE "FOR" PROPOSALS 1, 2 AND 3.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EXTENDED SYSTEMS INCORPORATED.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                 SIDE



                                   DETACH HERE

/X/ Please mark votes as in this example.

A VOTE FOR PROPOSALS 1, 2 AND 3 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

1.   Proposal to elect (01) Charles W. Jepson, (02) Raymond A. Smelek and (03)
     S. Scott Wald as Class III Directors to serve for a three-year term that expires upon the annual meeting of stockholders in 2004, or until his successor is duly elected.
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          VOTE  / /      WITHHOLD   / /
          FOR            AUTHORITY

/ /
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    To withhold authority for an individual nominee,
    write the nominee's name on the line above.

2.  Proposal to approve an amendment to         FOR     AGAINST    ABSTAIN
    the Extended Systems Incorporated 1998      / /       / /        / /
    Stock Plan increasing the number of
    shares of common stock reserved for
    issuance thereunder by 500,000.

3.  Proposal to ratify the appointment of       FOR     AGAINST    ABSTAIN
    PricewaterhouseCoopers LLP as Extended      / /       / /        / /
    Systems' independent accountants.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   / /

Please sign this Proxy exactly as your name appears on Extended Systems' books. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and, where more than one name appears, a majority must sign. If a corporation, this signature should be that of any authorized officer, who should state his or her title.

Signature:                Date:     Signature:                Date:
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